EXHIBIT 99.2
Endocare, Inc. Q1 2006 Results Conference Call May 4, 2006 201 Technology Drive Irvine, California 92618 (949) 450-5400 www.endocare.com

Forward-Looking Statements, etc. Statements contained in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in "Risk Factors" or "Risks Related to Our Business" in the Company's Forms 10-K, Forms 10-Q, and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to: uncertainty relating to ongoing investigations by governmental agencies; uncertainty regarding the Company's liquidity and ability to reach and maintain profitability; the risk that the Company may be required to make state and local tax payments that exceed the Company's settlement estimates; uncertainty regarding the Company's re-listing on a national stock exchange; uncertainty regarding the effects of effectuating the Company's proposed reverse stock split, in particular the possibility that the market may react negatively to the Company's effectuation of a reverse stock split; uncertainty regarding market acceptance of the Company's products; uncertainty of product development and the associated risks related to clinical trials; uncertainty relating to third party reimbursement; uncertainty regarding the ability to convince health care professionals and third party payers of the medical and economic benefits of the Company's products; the Company's limited sales, marketing and manufacturing experience; uncertainty regarding the ability to attract and retain key personnel; uncertainty regarding the ability to secure and protect intellectual property rights relating to the Company's technology; the rapid pace of technological change in the Company's industry; and fluctuations in the Company's order levels. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise, or update publicly, any forward-looking statements for any reason.

Topics: 1st Quarter Financials & Performance Preview 2006 American Urological Association (AUA) Annual Meeting

Quarterly Procedural Growth - Q1 2003 to Present % Inc OPYQ 26% 28% 50% 62% 18% 48% 55% 24% 41% 25% 38% 18% 42%

Procedure Growth 1,546 3,554 2,479 Endocare Direct Market Procedure Growth Reflects all Cryo Procedures Completed 2001 to 2005 2001-2005 4,720 6,550 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2001 2002 2003 2004 2005 6,407 1,546 3,504 2,474 4,713 % OPY 60% 42% 35% 36%

First Quarter Operating Highlights Three months ended March 31 Continuing Operations

Topics: 1st Quarter Financials & Performance Preview the 2006 Annual Meeting of the American Urological Association (AUA)

Endocare Cryo Markets & Associations Cryoablation Technology Markets Urology Prostate Tumor Renal Tumor AUA Association Oncology, Radiology Interventional Radiology Hepatic Tumors Pulmonary & Thoracic Palliative Intervention RSNA & SIR Associations Tradeshows

2006 AUA Objectives Identify New Cryo Physicians (50 targets) Highlight 26 Cryo Scientific Studies Unveil New V-PROBE(tm) 5 User Group Meetings (existing cryo users)

2006 AUA Cryo Related Studies YEAR STUDIES 2006 26 2005 16 2004 8 History Highlights Prostate Primary Cryo Salvage Cryo Cost Advantage Quality of Life Renal Five Year Outcomes Laparoscopic Cryo CT/MR Percutaneous U/S Percutaneous

V-Probe(tm) Variable slider creates 3 different isotherms from the same 2.4 mm CryoProbe. V-Probe works with our intraoperative prostate planning software to calculate probe placement - height, width & length. Detachable Probe/Reusable Flexible Hose. endocare S M L

2006 AUA User Group Meetings Consensus Guideline Panel (13 physicians) Academic Salvage Cryo (37 physicians) Renal Cryo User Meeting (100+ physicians) Proctor Meeting (26 physicians) Prostate Cryo User Meeting (100+ physicians)

1st Quarter 2006 Summary & Outlook We're off to a good start We're hopeful for SEC resolution soon and DOJ thereafter NASDAQ listing process following resolution of investigations Need to accelerate growth OPYQ Will continue expense control & reduction where possible

Thank you for your interest & consideration